UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2005

IOWA TELECOMMUNICATIONS SERVICES, INC.

(Exact Name of Registrant as Specified in its Charter)

Iowa

(State or Other Jurisdiction of Incorporation)

001-32354	42-1490040
(Commission File Number)	(IRS Employer Identification No.)

115 South Second Avenue West

Newton, Iowa 50208

(Address of Principal Executive Offices) (Zip Code)

(641) 787-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 12, 2005, the Company announced in a press release that it has entered into a definitive agreement to acquire Montezuma Mutual Telephone Company of Montezuma, Iowa. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Shell Company Transactions: None.

(d)	Exhibits:

99.1	Press Release dated December 12, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2005

Iowa Telecommunications Services, Inc.

By	/s/ Donald G. Henry
Donald G. Henry
Vice President, General Counsel and Secretary

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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

IOWA TELECOMMUNICATIONS SERVICES, INC.

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
December 12, 2005	001-32354

IOWA TELECOMMUNICATIONS SERVICES, INC.

EXHIBIT NO.	ITEM
99.1	Press Release dated December 12, 2005

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